                             Joint Filing Agreement


     The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock of Aames Financial Corporation is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of the Securities Exchange Act of 1934, as amended.


Dated:  August 11, 1999

                   CAPITAL Z FINANCIAL SERVICES
                   FUND II, L.P., a Bermuda limited partnership

                   By:  Capital Z Partners, L.P., a Bermuda
                        limited Partnership, its General Partner

                   By:  Capital Z Partners, Ltd., a Bermuda
                        corporation, its General Partner

                   By:  /s/ David A. Spuria
                        ---------------------------
                        Name:  David A. Spuria
                        Title: General Counsel


                   CAPITAL Z PARTNERS, L.P.,
                   a Bermuda limited partnership

                   By:  Capital Z Partners, Ltd., a Bermuda
                        corporation, its General Partner

                   By:  /s/ David A. Spuria
                        ---------------------------
                        Name:  David A. Spuria
                        Title: General Counsel


                   CAPITAL Z PARTNERS, LTD.,
                   a Bermuda corporation

                   By:  /s/ David A. Spuria
                        ---------------------------
                        Name:  David A. Spuria
                        Title: General Counsel



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                   CAPITAL Z MANAGEMENT, LLC,
                   a Delaware limited liability company

                   By:  /s/ David A. Spuria
                        ---------------------------
                        Name:  David A. Spuria
                        Title: General Counsel


                   SPECIALTY FINANCE PARTNERS,
                   a Bermuda general partnership

                   By:  Capital Z Financial Services Fund II,
                        L.P., its General Partner

                   By:  Capital Z Partners, L.P.,
                        its General Partner

                   By:  Capital Z Partners, Ltd.,
                        its General Partner

                   By:  /s/ David A. Spuria
                        ---------------------------
                        Name:  David. A. Spuria
                        Title: General Counsel


                   CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II,
                   L.P., a Bermuda general partnership

                   By:  Capital Z Partners, L.P., a Bermuda
                        limited Partnership, its General Partner

                   By:  Capital Z Partners, Ltd., a Bermuda
                        corporation, its General Partner

                   By:  /s/ David A. Spuria
                        ---------------------------
                        Name:  David A. Spuria
                        Title: General Counsel


                   EQUIFIN CAPITAL PARTNERS, LTD., a Cayman
                   Islands corporation

                   By:  /s/ Mani A. Sadeghi
                        ---------------------------
                        Name:  Mani A. Sadeghi
                        Title: President, Chief Executive
                               Officer and Director


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